UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners

Small Cap Core Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take

Legg Mason Partners Small Cap Core Fund	I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However,

II	Legg Mason Partners Small Cap Core Fund

given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -37.60%, -41.46% and -33.79%, respectively, during the 12-month period ended December 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -38.44% and -36.25%, respectively.

Special shareholder notice

On November 5, 2008, the Board of Trustees of the Legg Mason Partners Equity Trust, on behalf of Legg Mason Partners Small Cap Core Fund (the “Fund”), approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Batterymarch U.S. Small Capitalization Equity Portfolio, a series of Legg Mason Charles Street Trust, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value (“NAV”)x as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed in the first calendar quarter of 2009. If the reorganization is approved by Fund shareholders, it is expected to occur late in the second calendar quarter of 2009. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice

Legg Mason Partners Small Cap Core Fund	III

Letter from the chairman continued

and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

IV	Legg Mason Partners Small Cap Core Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]

Net asset value ("NAV") is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

Legg Mason Partners Small Cap Core Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets plus any borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. The Fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization.

At Batterymarch Financial Management, Inc., the Fund’s subadviser, we employ an active investment strategy that focuses primarily on individual stock selection and diversification across several regions, industries and sectors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with an historical record of liquidity across dimensions traditionally followed by fundamental investors such as cash flow, earnings growth, expectations, value and technical. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Federal Reserve Board (“Fed”)ii began 2008 by taking aggressive action during the first quarter to lower interest rates and stabilize financial markets through emergency rate cuts and liquidity measures. These temporary interventions boosted investor sentiment and served to disconnect investor expectations from underlying stock fundamentals. These temporary dislocations caused dramatic swings in equity prices following the Fed actions.

After a relatively stable period in the second quarter in which the equity market was again driven by fundamentals, the second half of the year began a period marked by contracting credit markets, liquidity shocks, investor deleveraging, the failure or rescue of a number of well-known financial firms and attempts by the government to regulate investment practices and mitigate damage. These events fostered investor behavior driven by sentiment ranging from uncertainty to panic. Compounding the Financials sector woes was the mid-July 2008 rapid decline in oil and commodity prices. The resulting series of sector reversals over the following months was indicative of investors reacting to shifting markets.

The final quarter of the year saw the equity market suffer significantly, with the second most dramatic decline in market history. Market volatility achieved near record highs, surpassed only by the inter- and intra-day

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	1

Fund overview continued

market movements of the 1930s. Assets followed a flight to safety, prompting widespread discussion of a bubble in Treasuries.

Overall for the year, all sectors in the Russell 2000 Index experienced negative returns in double digits. None-the-less, small-capitalization stocks outperformed large-cap stocks as the Russell 2000 Index returned -33.79% and the Russell 1000 Indexiii returned -37.60% for the 12 months ended December 31, 2008.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

Performance review

For the 12 months ended December 31, 2008, Class A shares of Legg Mason Partners Small Cap Core Fund, excluding sales charges, returned -37.61%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned -33.79% over the same time frame. The Lipper Small-Cap Core Funds Category Average1 returned -36.21% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 775 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Small Cap Core Fund — Class A Shares	-31.35%	-37.61%
Russell 2000 Index	-26.94%	-33.79%
Lipper Small-Cap Core Funds Category Average[1]	-29.84%	-36.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -31.66% and Class C shares returned -31.59% over the six months ended December 31, 2008. Excluding sales charges, Class B shares returned -38.19% and Class C shares returned -38.04% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.60%, 2.57% and 2.37%, respectively.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in the Consumer Discretionary, Health Care and Materials sectors. Energy holding World Fuel Services Corp., with a return in excess of 28%, was the greatest contributor to relative performance overall as its return was considerably higher than the benchmark’s return for the period. Sciele Pharmaceuticals Inc. was a strong contributor as well, given its return in excess of 50%.

Q. What were the leading detractors from performance?

A. Stock selection in the Industrials and Financials sectors was the leading detractor from relative performance. An overweight to the Energy sector detracted as well. The greatest detractors at the security level were in the Energy sector, with Walter Industries Inc. and Mariner Energy Inc. having returns of approximately -70% and -60%, respectively, for the period. Both positions were overweight relative to the benchmark.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 812 funds for the six-month period and among the 775 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	3

Fund overview continued

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant fundamental changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Small Cap Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 20, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Platinum Underwriters Holdings Ltd. (2.1%), Rock-Tenn Co., Class A Shares (1.9%), World Fuel Services Corp. (1.7%), AMERIGROUP Corp. (1.5%), STERIS Corp. (1.5%), Aaron Rents Inc. (1.5%), Priceline.com Inc. (1.4%), Cubist Pharmaceuticals Inc. (1.4%), Martek Biosciences Corp. (1.4%) and Sybase Inc. (1.4%). Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Health Care (18.2%), Financials (17.3%), Consumer Discretionary (15.8%), Industrials (14.2%) and Information Technology (13.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(31.35)%	$1,000.00	$686.50	1.74%	$7.38
Class B	(31.66)	1,000.00	683.40	2.62	11.09
Class C	(31.59)	1,000.00	684.10	2.38	10.08

[1]	For the six months ended December 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,016.39	1.74%	$8.82
Class B	5.00	1,000.00	1,011.97	2.62	13.25
Class C	5.00	1,000.00	1,013.17	2.38	12.04

[1]	For the six months ended December 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C
Twelve Months Ended 12/31/08	(37.61)%	(38.19)%	(38.04)%
Five Years Ended 12/31/08	(3.82)	(4.63)	(4.53)
Ten Years Ended 12/31/08	1.14	0.32	0.37

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C
Twelve Months Ended 12/31/08	(41.20)%	(41.18)%	(38.64)%
Five Years Ended 12/31/08	(4.95)	(4.74)	(4.53)
Ten Years Ended 12/31/08	0.55	0.32	0.37

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (12/31/98 through 12/31/08)		12.05%
Class B (12/31/98 through 12/31/08)		3.20
Class C (12/31/98 through 12/31/08)		3.79

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%, Class B shares reflect the deduction of a 5.00% CDSC which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

8	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS SMALL CAP CORE FUND VS. RUSSELL 2000 INDEX† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class A Shares of Legg Mason Partners Small Cap Core Fund on December 31, 1998, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through December 31, 2008. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	9

Schedule of investments

December 31, 2008

LEGG MASON PARTNERS SMALL CAP CORE FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 100.1%
CONSUMER DISCRETIONARY — 15.8%
	Distributors — 0.3%
7,100	Prestige Brands Holdings Inc.*	$74,905
	Hotels, Restaurants & Leisure — 3.0%
2,550	CEC Entertainment Inc.*	61,837
4,250	CKE Restaurants Inc.	36,890
7,900	Jack in the Box Inc.*	174,511
2,000	Panera Bread Co.*	104,480
11,100	WMS Industries Inc.*	298,590
	Total Hotels, Restaurants & Leisure	676,308
	Internet & Catalog Retail — 1.7%
3,800	PetMed Express Inc.*	66,994
4,348	Priceline.com Inc.*	320,230
	Total Internet & Catalog Retail	387,224
	Leisure Equipment & Products — 0.7%
7,300	JAKKS Pacific Inc.*	150,599
	Media — 0.7%
5,100	Marvel Entertainment Inc.*	156,825
	Multiline Retail — 1.2%
14,150	Big Lots Inc.*	205,034
5,500	Fred’s Inc.	59,180
	Total Multiline Retail	264,214
	Specialty Retail — 5.1%
12,310	Aaron Rents Inc.	327,692
15,055	Aeropostale Inc.*	242,385
10,700	Finish Line Inc., Class A Shares	59,920
7,566	Gymboree Corp.*	197,397
10,541	Rent-A-Center Inc.*	186,049
3,450	Tractor Supply Co.*	124,683
	Total Specialty Retail	1,138,126
	Textiles, Apparel & Luxury Goods — 3.1%
9,750	American Apparel Inc.*	19,403
7,000	Carter’s Inc.*	134,820
350	Deckers Outdoor Corp.*	27,954
2,400	FGX International Holdings Ltd.*	32,976
9,100	Oxford Industries Inc.	79,807
3,100	Steven Madden Ltd.*	66,092
4,350	True Religion Apparel Inc.*	54,114
3,600	Unifirst Corp.	106,884

See Notes to Financial Statements.

10	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

LEGG MASON PARTNERS SMALL CAP CORE FUND
SHARES	SECURITY	VALUE

	Textiles, Apparel & Luxury Goods — 3.1% continued
7,524	Wolverine World Wide Inc.	$158,305
9,450	Xerium Technologies Inc.*	6,237
	Total Textiles, Apparel & Luxury Goods	686,592
	TOTAL CONSUMER DISCRETIONARY	3,534,793
CONSUMER STAPLES — 2.4%
	Food & Staples Retailing — 0.2%
2,000	United Natural Foods Inc.*	35,640
	Food Products — 1.7%
1,250	Cal-Maine Foods Inc.	35,875
3,000	Fresh Del Monte Produce Inc.*	67,260
4,600	Ralcorp Holdings Inc.*	268,640
	Total Food Products	371,775
	Personal Products — 0.5%
16,400	American Oriental Bioengineering Inc.*	111,356
1,100	Nu Skin Enterprises Inc., Class A Shares	11,473
	Total Personal Products	122,829
	TOTAL CONSUMER STAPLES	530,244
ENERGY — 6.3%
	Energy Equipment & Services — 1.6%
3,750	Basic Energy Services Inc.*	48,900
3,000	Dawson Geophysical Co.*	53,430
2,400	Lufkin Industries Inc.	82,800
6,800	Oil States International Inc.*	127,092
5,600	Willbros Group Inc.*	47,432
	Total Energy Equipment & Services	359,654
	Oil, Gas & Consumable Fuels — 4.7%
1,150	Clayton Williams Energy Inc.*	52,256
9,200	Mariner Energy Inc.*	93,840
4,000	Massey Energy Co.	55,160
4,500	McMoRan Exploration Co.*	44,100
11,850	Rosetta Resources Inc.*	83,898
16,300	VAALCO Energy Inc.*	121,272
1,150	W&T Offshore Inc.	16,468
3,500	Walter Industries Inc.	61,285
7,200	Western Refining Inc.	55,872
2,700	Whiting Petroleum Corp.*	90,342
10,125	World Fuel Services Corp.	374,625
	Total Oil, Gas & Consumable Fuels	1,049,118
	TOTAL ENERGY	1,408,772

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS SMALL CAP CORE FUND
SHARES	SECURITY	VALUE

FINANCIALS — 17.3%
	Commercial Banks — 6.0%
2,550	Bank of Hawaii Corp.	$115,184
1,750	Bank of the Ozarks Inc.	51,870
7,244	City Holding Co.	251,946
10,550	FirstMerit Corp.	217,224
1,950	NBT Bancorp Inc.	54,522
15,200	Sterling Bancorp	213,256
5,800	SVB Financial Group*	152,134
2,450	TriCo Bancshares	61,177
4,600	UMB Financial Corp.	226,044
	Total Commercial Banks	1,343,357
	Consumer Finance — 1.9%
10,103	Cash America International Inc.	276,317
15,200	Dollar Financial Corp.*	156,560
	Total Consumer Finance	432,877
	Diversified Financial Services — 0.5%
5,800	Interactive Brokers Group Inc., Class A*	103,762
	Insurance — 4.1%
10,670	Aspen Insurance Holdings Ltd.	258,747
1,050	Infinity Property & Casualty Corp.	49,067
3,600	IPC Holdings Ltd.	107,640
5,800	National Financial Partners Corp.	17,632
12,700	Platinum Underwriters Holdings Ltd.	458,216
2,490	Seabright Insurance Holdings Inc.*	29,233
	Total Insurance	920,535
	Real Estate Investment Trusts (REITs) — 4.8%
3,350	American Capital Agency Corp.	71,556
24,550	Anworth Mortgage Asset Corp.	157,856
4,050	Capstead Mortgage Corp.	43,619
3,300	Equity Lifestyle Properties Inc.	126,588
3,900	Getty Realty Corp.	82,134
3,700	Hatteras Financial Corp.	98,420
6,900	Highwoods Properties Inc.	188,784
7,550	Senior Housing Properties Trust	135,296
4,400	Tanger Factory Outlet Centers Inc.	165,528
	Total Real Estate Investment Trusts (REITs)	1,069,781
	TOTAL FINANCIALS	3,870,312
HEALTH CARE — 18.2%
	Biotechnology — 5.0%
13,500	Alkermes Inc.*	143,775

See Notes to Financial Statements.

12	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

LEGG MASON PARTNERS SMALL CAP CORE FUND
SHARES	SECURITY	VALUE

	Biotechnology — 5.0% continued
13,151	Cubist Pharmaceuticals Inc.*	$317,728
10,200	Martek Biosciences Corp.*	309,162
1,800	Myriad Genetics Inc.*	119,268
5,766	OSI Pharmaceuticals Inc.*	225,162
	Total Biotechnology	1,115,095
	Health Care Equipment & Supplies — 5.6%
3,892	Bio-Rad Laboratories Inc., Class A*	293,107
6,650	Bruker BioSciences Corp.*	26,866
8,400	Cynosure Inc., Class A Shares*	76,692
2,000	ICU Medical Inc.*	66,280
12,166	Invacare Corp.	188,816
5,400	Kensey Nash Corp.*	104,814
9,550	Sirona Dental Systems Inc.*	100,275
13,759	STERIS Corp.	328,703
3,850	Symmetry Medical Inc.*	30,684
1,500	Zoll Medical Corp.*	28,335
	Total Health Care Equipment & Supplies	1,244,572
	Health Care Providers & Services — 5.6%
7,800	Alliance Imaging Inc.*	62,166
4,693	Amedisys Inc.*	194,008
11,715	AMERIGROUP Corp.*	345,827
12,300	Centene Corp.*	242,433
2,100	Emergency Medical Services Corp., Class A*	76,881
12,000	Healthspring Inc.*	239,640
7,000	Kindred Healthcare Inc.*	91,140
	Total Health Care Providers & Services	1,252,095
	Pharmaceuticals — 2.0%
6,600	Pain Therapeutics Inc.*	39,072
3,396	Perrigo Co.	109,725
6,350	Valeant Pharmaceuticals International*	145,415
12,386	ViroPharma Inc.*	161,266
	Total Pharmaceuticals	455,478
	TOTAL HEALTH CARE	4,067,240
INDUSTRIALS — 14.2%
	Aerospace & Defense — 0.7%
3,709	Triumph Group Inc.	157,484
	Airlines — 1.3%
4,100	Alaska Air Group Inc.*	119,925
17,185	Republic Airways Holdings Inc.*	183,364
	Total Airlines	303,289

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS SMALL CAP CORE FUND
SHARES	SECURITY	VALUE

	Building Products — 0.1%
2,650	Insteel Industries Inc.	$29,919
	Commercial Services & Supplies — 4.4%
19,633	Comfort Systems USA Inc.	209,288
12,150	Knoll Inc.	109,593
12,050	Metalico Inc.*	18,678
12,000	Sykes Enterprises Inc.*	229,440
13,100	TeleTech Holdings Inc.*	109,385
8,050	Tetra Technology Inc.*	194,407
3,150	United Stationers Inc.*	105,493
	Total Commercial Services & Supplies	976,284
	Construction & Engineering — 1.1%
6,650	EMCOR Group Inc.*	149,159
5,150	MasTec Inc.*	59,637
2,750	Pike Electric Corp.*	33,825
	Total Construction & Engineering	242,621
	Electrical Equipment — 1.2%
10,314	EnerSys*	113,454
17,750	GrafTech International Ltd.*	147,680
	Total Electrical Equipment	261,134
	Industrial Conglomerates — 0.2%
2,250	Tredegar Corp.	40,905
	Machinery — 1.4%
3,500	Chart Industries Inc.*	37,205
1,350	CIRCOR International Inc.	37,125
6,300	Columbus McKinnon Corp.*	85,995
4,100	L.B. Foster Co., Class A*	128,248
2,400	Tecumseh Products Co., Class A Shares*	22,992
	Total Machinery	311,565
	Professional Services — 1.0%
6,200	Navigant Consulting Inc.*	98,394
2,450	Watson Wyatt Worldwide Inc., Class A Shares	117,159
	Total Professional Services	215,553
	Road & Rail — 1.7%
7,450	Marten Transport Ltd.*	141,252
6,000	Old Dominion Freight Line Inc.*	170,760
4,100	Werner Enterprises Inc.	71,094
	Total Road & Rail	383,106
	Trading Companies & Distributors — 1.1%
10,900	Beacon Roofing Supply Inc.*	151,292
6,150	DXP Enterprises Inc.*	89,852
	Total Trading Companies & Distributors	241,144
	TOTAL INDUSTRIALS	3,163,004

See Notes to Financial Statements.

14	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

LEGG MASON PARTNERS SMALL CAP CORE FUND
SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 13.5%
	Communications Equipment — 4.2%
79,193	3Com Corp.*	$180,560
24,300	Arris Group Inc.*	193,185
12,670	Avocent Corp.*	226,920
11,050	Emulex Corp.*	77,129
40,600	Powerwave Technologies Inc.*	20,300
9,650	ViaSat Inc.*	232,372
	Total Communications Equipment	930,466
	Electronic Equipment, Instruments & Components — 1.1%
10,100	Daktronics Inc.	94,536
11,290	SYNNEX Corp.*	127,916
8,000	Technitrol Inc.	27,840
	Total Electronic Equipment, Instruments & Components	250,292
	Internet Software & Services — 2.8%
16,700	Interwoven Inc.*	210,420
2,550	j2 Global Communications Inc.*	51,102
26,980	United Online Inc.	163,769
13,250	Websense Inc.*	198,352
	Total Internet Software & Services	623,643
	IT Services — 0.7%
9,600	CSG Systems International Inc.*	167,712
	Semiconductors & Semiconductor Equipment — 0.6%
16,046	Amkor Technology Inc.*	34,980
19,350	Skyworks Solutions Inc.*	107,199
	Total Semiconductors & Semiconductor Equipment	142,179
	Software — 4.1%
14,900	JDA Software Group Inc.*	195,637
9,500	Parametric Technology Corp.*	120,175
7,400	Progress Software Corp.*	142,524
12,000	Quest Software Inc.*	151,080
981,378	Storagenetworks Inc.(a)(b)*	1
12,261	Sybase Inc.*	303,705
	Total Software	913,122
	TOTAL INFORMATION TECHNOLOGY	3,027,414
MATERIALS — 6.7%
	Chemicals — 2.0%
1,450	CF Industries Holdings Inc.	71,282
6,800	Innophos Holdings Inc.	134,708
11,321	Koppers Holdings Inc.	244,760
	Total Chemicals	450,750

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	15

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS SMALL CAP CORE FUND
SHARES	SECURITY	VALUE

	Containers & Packaging — 2.9%
7,074	Greif Inc., Class A Shares	$236,484
12,200	Rock-Tenn Co., Class A Shares	416,996
	Total Containers & Packaging	653,480
	Metals & Mining — 1.8%
5,100	Compass Minerals International Inc.	299,166
4,550	Olympic Steel Inc.	92,683
	Total Metals & Mining	391,849
	TOTAL MATERIALS	1,496,079
TELECOMMUNICATION SERVICES — 2.2%
	Diversified Telecommunication Services — 1.4%
57,628	Cincinnati Bell Inc.*	111,222
21,700	Premiere Global Services Inc.*	186,837
	Total Diversified Telecommunication Services	298,059
	Wireless Telecommunication Services — 0.8%
15,300	Syniverse Holdings Inc.*	182,682
	TOTAL TELECOMMUNICATION SERVICES	480,741
UTILITIES — 3.5%
	Electric Utilities — 1.3%
10,900	El Paso Electric Co.*	197,181
3,975	Hawaiian Electric Industries Inc.	88,007
	Total Electric Utilities	285,188
	Gas Utilities — 0.7%
1,050	Laclede Group Inc.	49,182
1,600	New Jersey Resources Corp.	62,960
1,365	Nicor Inc.	47,420
	Total Gas Utilities	159,562
	Multi-Utilities — 1.5%
10,700	Avista Corp.	207,366
5,700	NorthWestern Corp.	133,779
	Total Multi-Utilities	341,145
	TOTAL UTILITIES	785,895
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $27,499,867)	22,364,494

See Notes to Financial Statements.

16	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

LEGG MASON PARTNERS SMALL CAP CORE FUND
FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 0.5%
	Repurchase Agreement — 0.5%
$101,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/08 with Greenwich Capital Markets Inc., 0.060% due 1/2/09; Proceeds at maturity — $101,000; (Fully collateralized by various U.S. government agency obligations, 2.625% to 7.125% due 7/17/09 to 11/15/30; Market value — $103,021) (Cost — $101,000)	$101,000
	TOTAL INVESTMENTS — 100.6% (Cost — $27,600,867#)	22,465,494
	Liabilities in Excess of Other Assets — (0.6)%	(123,731)
	TOTAL NET ASSETS — 100.0%	$22,341,763

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $27,611,025.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	17

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $27,600,867)	$22,465,494
Cash	845
Receivable for securities sold	37,836
Dividends receivable	26,032
Receivable for Fund shares sold	16,904
Prepaid expenses	24,317
Total Assets	22,571,428
LIABILITIES:
Payable for Fund shares repurchased	93,674
Payable for securities purchased	32,138
Investment management fee payable	13,332
Trustees’ fees payable	10,643
Distribution fees payable	8,826
Accrued expenses	71,052
Total Liabilities	229,665
TOTAL NET ASSETS	$22,341,763
NET ASSETS:
Par value (Note 6)	$34
Paid-in capital in excess of par value	33,599,667
Accumulated net investment loss	(44,871)
Accumulated net realized loss on investments	(6,077,694)
Net unrealized depreciation on investments	(5,135,373)
TOTAL NET ASSETS	$22,341,763
Shares Outstanding:
Class A	2,128,358
Class B	330,358
Class C	897,233
Net Asset Value:
Class A (and redemption price)	$7.03
Class B*	$5.98
Class C*	$6.02
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$7.46

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$329,247
Interest	6,322
Total Investment Income	335,569
EXPENSES:
Investment management fee (Note 2)	262,055
Distribution fees (Notes 2 and 4)	174,882
Transfer agent fees (Note 4)	63,050
Shareholder reports (Note 4)	54,009
Registration fees	50,740
Legal fees	38,181
Audit and tax	35,225
Custody fees	3,540
Insurance	2,480
Trustees’ fees	158
Miscellaneous expenses	6,983
Total Expenses	691,303
Less: Fee waivers and/or expense reimbursements (Note 4)	(2,559)
Net Expenses	688,744
NET INVESTMENT LOSS	(353,175)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss from Investment Transactions	(6,044,174)
Change in Net Unrealized Appreciation/Depreciation from Investments	(8,677,671)
NET LOSS ON INVESTMENTS	(14,721,845)
DECREASE IN NET ASSETS FROM OPERATIONS	$(15,075,020)

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	19

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment loss	$(353,175)	$(579,695)
Net realized gain (loss)	(6,044,174)	27,638,601
Change in net unrealized appreciation/depreciation	(8,677,671)	(28,270,700)
Decrease in Net Assets From Operations	(15,075,020)	(1,211,794)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(1,253,178)	(8,365,948)
Decrease in Net Assets From Distributions to Shareholders	(1,253,178)	(8,365,948)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,825,192	6,012,668
Reinvestment of distributions	1,185,727	7,963,936
Cost of shares repurchased	(12,221,693)	(166,617,569)
Decrease in Net Assets From Fund Share Transactions	(8,210,774)	(152,640,965)
DECREASE IN NET ASSETS	(24,538,972)	(162,218,707)
NET ASSETS:
Beginning of year	46,880,735	209,099,442
End of year*	$22,341,763	$46,880,735
* Includes accumulated net investment loss of:	$(44,871)	$(27,581)

See Notes to Financial Statements.

20	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.62	$13.98	$14.21	$16.45	$14.29
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.07)	(0.08)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(4.18)	(0.27)	1.84	0.65	2.46
Total income (loss) from operations	(4.25)	(0.35)	1.80	0.60	2.42
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.34)	(2.01)	(2.03)	(2.84)	(0.26)
Total distributions	(0.34)	(2.01)	(2.03)	(2.84)	(0.26)
NET ASSET VALUE, END OF YEAR	$7.03	$11.62	$13.98	$14.21	$16.45
Total return[3]	(37.61)%	(3.27)%	12.94%	3.27%	16.94%
NET ASSETS, END OF YEAR (000s)	$14,966	$30,913	$38,131	$36,173	$38,216
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.72%	1.60%	1.23%[4]	1.32%	1.28%
Net expenses[5]	1.71	1.60	1.19 [4]	1.27	1.28
Net investment loss	(0.74)	(0.59)	(0.29)	(0.29)	(0.27)
PORTFOLIO TURNOVER RATE	77%	66%	117%	86%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.22% and 1.18% respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.03	$12.46	$12.96	$15.36	$13.45
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.15)	(0.20)	(0.15)	(0.17)	(0.14)
Net realized and unrealized gain (loss)	(3.56)	(0.22)	1.68	0.61	2.31
Total income (loss) from operations	(3.71)	(0.42)	1.53	0.44	2.17
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.34)	(2.01)	(2.03)	(2.84)	(0.26)
Total distributions	(0.34)	(2.01)	(2.03)	(2.84)	(0.26)
NET ASSET VALUE, END OF YEAR	$5.98	$10.03	$12.46	$12.96	$15.36
Total return[3]	(38.19)%	(4.27)%	12.08%	2.45%	16.14%
NET ASSETS, END OF YEAR (000s)	$1,975	$5,245	$9,921	$14,735	$20,845
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.70%	2.57%	2.00%[4]	2.09%	2.00%
Net expenses	2.70	2.57	1.98 [4,5]	2.09	2.00 [5]
Net investment loss	(1.75)	(1.57)	(1.12)	(1.12)	(0.99)
PORTFOLIO TURNOVER RATE	77%	66%	117%	86%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.99% and 1.97%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.07	$12.47	$12.96	$15.36	$13.46
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.12)	(0.17)	(0.14)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	(3.59)	(0.22)	1.68	0.60	2.30
Total income (loss) from operations	(3.71)	(0.39)	1.54	0.44	2.16
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.34)	(2.01)	(2.03)	(2.84)	(0.26)
Total distributions	(0.34)	(2.01)	(2.03)	(2.84)	(0.26)
NET ASSET VALUE, END OF YEAR	$6.02	$10.07	$12.47	$12.96	$15.36
Total return[3]	(38.04)%	(4.02)%	12.16%	2.44%	16.05%
NET ASSETS, END OF YEAR (000s)	$5,401	$10,723	$16,107	$17,944	$21,577
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.42%	2.37%	1.94%[4]	2.09%	2.00%
Net expenses	2.42	2.37	1.92 [4,5]	2.09	2.00 [5]
Net investment loss	(1.45)	(1.36)	(1.04)	(1.11)	(0.99)
PORTFOLIO TURNOVER RATE	77%	66%	117%	86%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.93% and 1.91%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Small Cap Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$22,465,494	$22,364,493	$101,000	$1

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of December 31, 2007	$1
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of December 31, 2008	$1

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	25

Notes to financial statements continued

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$335,885	$5	$(335,890)

(a)	Reclassifications are primarily due to a tax net operating loss and a taxable overdistribution.

26	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2008, LMIS and its affiliates received sales charges of approximately $500 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$1,500	0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	27

Notes to financial statements continued

change will have no effect on fees previously deferred. As of December 31, 2008, the Fund had accrued $6,257 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$26,988,098
Sales	36,707,392

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,432,770
Gross unrealized depreciation	(6,578,301)
Net unrealized depreciation	$(5,145,531)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$58,175	$46,275	$29,388
Class B	34,776	8,769	10,192
Class C	81,931	8,006	14,429
Total	$174,882	$63,050	$54,009

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$2,559
Class B	—
Class C	—
Total	$2,559

28	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

LMIS, Citigroup Global Markets Inc. (“CGM”), a former distributor of the fund, and their affiliates have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS, CGM and their affiliates in performing their services under the distribution plan.

For the year ended December 31, 2008, LMIS and CGM reimbursed a portion of their distribution fees in the amount of $2,559 which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM and LMIS in performing their services under the Plan.

5. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
Net Realized Gains:
Class A	$788,318	$5,152,098
Class B	138,098	1,054,950
Class C	326,762	2,158,900
Total	$1,253,178	$8,365,948

6. Shares of beneficial interest

At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 400 million shares of capital stock authorized with par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	239,934	$2,299,626	379,755	$5,415,625
Shares issued on reinvestment	68,428	743,791	387,017	4,945,087
Shares repurchased	(840,413)	(8,159,300)	(833,587)	(11,455,435)
Net decrease	(532,051)	$(5,115,883)	(66,815)	$(1,094,723)

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	29

Notes to financial statements continued

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class B
Shares sold	22,755	$178,781	22,006	$279,300
Shares issued on reinvestment	14,189	131,675	88,814	993,606
Shares repurchased	(229,558)	(1,998,406)	(384,374)	(4,786,727)
Net decrease	(192,614)	$(1,687,950)	(273,554)	$(3,513,821)
Class C
Shares sold	48,729	$346,785	25,403	$317,743
Shares issued on reinvestment	33,254	310,261	180,877	2,025,243
Shares repurchased	(249,853)	(2,063,987)	(432,796)	(5,196,502)
Net decrease	(167,870)	$(1,406,941)	(226,516)	$(2,853,516)
Class I*
Shares repurchased	—	—	(9,901,983)	(145,178,905)
Net decrease	—	—	(9,901,983)	$(145,178,905)

*	Class I was liquidated on January 22, 2007.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$281,172	$1,371,789
Net long-term capital gains	972,006	6,994,159
Total distributions paid	$1,253,178	$8,365,948

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(3,656,822)
Other book/tax temporary differences(a)	(2,455,585)
Unrealized appreciation/depreciation(b)	(5,145,531)
Total accumulated earnings/(losses) — net	$(11,257,938)

*	As of December 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2016	$(3,656,822)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

30	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	31

Notes to financial statements continued

made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct.

The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

32	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	33

Notes to financial statements continued

10. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

11. Additional information

On November 5, 2008, the Board of Trustees of the Legg Mason Partners Equity Trust, on behalf of Legg Mason Partners Small Cap Core Fund (the “Fund”), has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Batterymarch U.S. Small Capitalization Equity Portfolio, a series of Legg Mason Charles Street Trust, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value (“NAV”) as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed in the first calendar quarter of 2009. If the reorganization is approved by Fund shareholders, it is expected to occur late in the second calendar quarter of 2009. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

34	Legg Mason Partners Small Cap Core Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Core Fund, a series of Legg Mason Partners Equity Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Core Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

Legg Mason Partners Small Cap Core Fund 2008 Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the

36	Legg Mason Partners Small Cap Core Fund

Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed below the median for each time period. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in February 2007. The Board also reviewed performance

Legg Mason Partners Small Cap Core Fund	37

Board approval of management and subadvisory agreements (unaudited) continued

information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 17 retail front-end load load small-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader

38	Legg Mason Partners Small Cap Core Fund

group of funds selected by Lipper consisting of all retail front-end load small-cap core funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the

Legg Mason Partners Small Cap Core Fund	39

Board approval of management and subadvisory agreements (unaudited) continued

Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

40	Legg Mason Partners Small Cap Core Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Small Cap Core Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Small Cap Core Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

42	Legg Mason Partners Small Cap Core Fund

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Small Cap Core Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

44	Legg Mason Partners Small Cap Core Fund

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	146
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners Small Cap Core Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

46	Legg Mason Partners Small Cap Core Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Small Cap Core Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record date:	6/18/2008
Payable date:	6/19/2008
Ordinary income:
Qualified dividend income for individuals	41.34%
Dividends qualifying for the dividends received deduction for corporations	41.89%
Long-term capital gain dividend	$0.263764
Unrecaptured section 1250 gain (maximum 25% rate)	0.37%*

*	Expressed as a percentage of the total long-term capital gain distribution paid.

Please retain this information for your records.

48	Legg Mason Partners Small Cap Core Fund

Legg Mason Partners Small Cap Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Small Cap Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SMALL CAP CORE FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02361 2/09 SR09-741

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $320,200 in 2007 and $310,850 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $54,633 in 2007 and $21,900 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $33,900 in 2007 and $53,213 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust were $35,150 in 2007 and $0 in 2008. These fees consisted of procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: March 5, 2009